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                                                               EXHIBIT 10.1

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             1997 STOCK OPTION PLAN

I.       PURPOSE

The purpose of this 1997 Stock Option Plan (the "Plan") is to enable Championship Auto Racing Teams, Inc. (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986 (the "Code")) as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries"), to attract and retain qualified employees, and to provide such persons with additional motivation to advance the interests of the Company and its Participating Subsidiaries. The Plan provides for the grant of Stock Options, Limited Rights and Supplemental Bonuses to employees of the Company.

II.      CERTAIN DEFINITIONS

         2.1 "CHANGE OF CONTROL". The term "Change of Control" shall mean any of the following events:

                  (A) any Person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Company, any trustee or other fiduciary holding securities under an employee benefit plan of Company, or any company owned, directly or indirectly, by the stockholders of Company in substantially the same proportions as their ownership of stock of Company) is or becomes the "Beneficial Owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of Company's outstanding securities;

                  (B) individuals who constitute the Board on the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any Person becoming a director subsequent to such effective date whose election, or nomination for election by Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (B), considered as though such Person were a member of the Incumbent Board.

                  (C) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than (1) any such transaction which would result in at least 50% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being "Beneficially Owned" (as defined above) by 75% or more of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (2) a merger or consolidation effected to implement a recapitalization of Company (or similar transaction) in which no "Person" (as defined above) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or


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                  (D) the stockholders of Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of all or substantially all of Company's assets.

Notwithstanding anything in the foregoing to the contrary, no Change of Control shall be deemed to have occurred with respect to any particular Employee by virtue of any transaction which results in such Employee, or a group of Persons which includes such Employee, acquiring, directly or indirectly, 25% or more of the combined voting power of the Company's outstanding securities.

         2.2 "COMMON STOCK". Common Stock means Common Stock, par value $0.01 share of the Company.

         2.3 "DISINTERESTED PERSON". A Disinterested Person is a person who, at the time he exercises discretion in administering the Plan, qualifies as a "disinterested person" under Rule 16b-3(c)(2) under the Exchange Act.

         2.4 "EMPLOYEE". An Employee is an employee of the Company or any Participating Subsidiary.

         2.5 "EXCHANGE ACT". "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.6 "FAIR MARKET VALUE". The Fair Market Value of a share of Common Stock on any date shall be the closing price of Common Stock as reported in the Wall Street Journal for securities listed on the NASDAQ or the New York Stock Exchange for the date in question, or if no such closing price is available, the closing price on the next preceding date for which a closing price was so reported, unless otherwise specified by the Subcommittee.

         2.7 "LIMITED RIGHT". A Limited Right is the right to receive payment, in cash, following a Change of Control, of an amount equal to the product computed by multiplying (i) the excess of (A) the higher of (x) the Minimum Price Per Share, if the Change of Control occurs as a result of a Transaction, tender offer or exchange offer, or (y) the highest Fair Market Value per share during the period commencing thirty days prior to the Change of Control and ending immediately prior to the date the Limited Right is exercised, over (B) the Option Price per share under the Stock Option to which such Limited Right relates, by (ii) the number of shares of Common Stock as to which such Limited Right is being exercised provided that, in the case of any ISO, the amount computed under part (A) of the foregoing formula shall be equal to the Fair Market Value of Common Stock on the date the Limited Right is in fact exercised, and provided further that, in the case of any other Limited Right that has not been outstanding at least seven months at the time the Change of Control occurs, the amount computed under part (A) of the foregoing formula shall be equal to the highest amount that could be computed under part (y) of such formula using a Fair Market Value that first became determinable six months or more after




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the date of grant of the Limited Right (with such Fair Market Value otherwise determined in accordance with the foregoing formula).

         2.8 "MINIMUM PRICE PER SHARE". Minimum Price Per Share means the highest gross price (before brokerage commissions and soliciting dealer's fees) paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution or upon liquidation or otherwise) in any Transaction, tender offer or exchange offer occurring prior to the date on which such Limited Right is exercised. If the consideration paid or to be paid in any such Transaction, tender offer or exchange offer shall consist, in whole or in part, of consideration other than cash, the Subcommittee shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration in writing by any party to such Transaction, tender offer or exchange offer other than the Company.

         2.9 "PARTICIPANT". A Participant is an Employee to whom a Stock Option, Limited Right or Supplemental Bonus is granted.

         2.10 "STOCK OPTION". A Stock Option is the right granted under the Plan to an Employee to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Subcommittee, the number of shares of Common Stock determined by the Subcommittee.

         2.11 "SUBCOMMITTEE". Subcommittee means the Committee described in
Section IV.

         2.12 "SUPPLEMENTAL BONUS". A Supplemental Bonus is the right to receive payment, in shares of Common Stock, cash or a combination of shares of Common Stock and cash, of an amount specified by the Subcommittee pursuant to Section 7.6.

         2.13 "TRANSACTION". A Transaction is (A) any consolidation or merger of the Company in which the Company is not the surviving corporation other than a merger solely to effect a reincorporation or a merger of the Company as to which stockholder approval is not required pursuant to Sections 251(f) or 253 of the Delaware General Corporation Law, (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of 50% or more of the assets or earnings power of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

For purposes of this Plan, the Subcommittee may, by resolution, clarify the date as of which a Change of Control shall be deemed to have occurred.

III.     INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS

The Stock Options granted under the Plan may be either:

(a) Incentive Stock Options ("ISOs") which are intended to be "incentive stock options" as that term is defined in Section 422 of the Code: or



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(b) Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Code.

The individual Option Agreement(s) shall clearly designate whether the Stock Options granted are ISOs or NSOs. Subject to other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such.

Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

IV.      ADMINISTRATION

         4.1 SUBCOMMITTEE. The Plan shall be administered by a Subcommittee of the Compensation Committee of the Board. The Subcommittee shall consist of at least two members of the Board of Directors who are not employed by the Company and who shall be Disinterested Persons. Subject to the provisions of the Plan, the Subcommittee shall have full authority to administer the Plan, including authority to grant awards under the Plan and determine the terms thereof, to interpret and construe any provision of the Plan and any Stock Option, Limited Right or Supplemental Bonus granted thereunder, to adopt such rules and regulations for administering the Plan, including those it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto and to make all other decisions and determinations under the plan.

         4.2 ACTIONS OF SUBCOMMITTEE. All actions taken and all interpretations and determinations made by the Subcommittee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Subcommittee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Subcommittee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

V.       ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBLE EMPLOYEES. Grants of Stock Options, Limited Rights and Supplemental Bonuses may be made to Employees. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible, but directors who are not Employees shall not be eligible, to receive Stock Options, Limited Rights and Supplemental Bonuses under the Plan. The Subcommittee shall from time to time determine the Employees to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Employee, the Option Price of such Stock Options and the terms and conditions of such Stock Options, subject to the provisions of this Plan.

         5.2 OPTION PRICE. Except as otherwise provided in Section 7.8, the Option Price of any ISO or NSO shall not be less than the Fair Market Value of a share of Common Stock on the date


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on which the Stock Option is granted and shall not be less than par value of
Common Stock. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO on the date such ISO is granted, and such ISO shall not be exercisable after five years after the date on which it was granted.

         5.3 OPTION AGREEMENT. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Subcommittee may determine, subject to the provisions of this Plan.

VI.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         6.1 MAXIMUM NUMBER. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 2,000,000 shares, subject to adjustment as provided in Section 6.2. Such shares may be authorized and unissued shares or may be treasury shares. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Common Stock as to which all ISOs granted to an individual may first become exercisable in a particular calendar year may not exceed $100,000, provided that to the extent that Stock Options intended to be ISOs (together with all incentive stock options granted under other Company plans to such individual) become exercisable in a given year in excess of this limit, such Stock Options shall be deemed to be NSOs and shall be exercisable as such. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire or otherwise terminate, unless such Stock Options are surrendered upon exercise of Limited Rights, such shares may again be made subject to Stock Options or otherwise issued under the Plan. Shares shall be treated as issued under the Plan and counted against the limitation set forth in this Section 6.1, including with respect to the payment of Supplemental Bonuses, in a manner that complies with applicable requirements under Rule 16b-3 under the Exchange Act.

         6.2 CAPITAL CHANGES. In the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of one percent (1%) at any single time, stock split, combination of shares, exchange of shares, extraordinary cash dividend, change in corporate structure or otherwise), the Subcommittee shall, in order to prevent dilution or enlargement of Participants' rights, make appropriate adjustments in: (i) the number and kind of shares theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be issued under the Plan. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII.     EXERCISE OF STOCK OPTIONS

         7.1 TIME OF EXERCISE. Subject to the provisions of the Plan, including without limitation Section 7.7, the Subcommittee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the



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Option Agreement evidencing such Stock Option. An ISO shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted, and an NSO shall expire, to the extent not exercised, no later than 10 years and one day after the date on which it was granted. The Subcommittee may accelerate the vesting of any Participant's Stock option by giving written notice to the Participant. Unless otherwise determined by the Subcommittee, the acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

         7.2 SURRENDER OF SHARES IN PAYMENT OF EXERCISE PRICE. The Subcommittee, in its sole discretion, may permit a Participant to surrender to the Company shares of the Common Stock as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise. Unless otherwise determined by the Subcommittee, any such shares surrendered by the Participant shall have been held by him for at least six months prior to surrender.

         7.3 USE OF PROMISSORY NOTE: EXERCISE LOANS. The Subcommittee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments of the Option Price, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as payment for the exercise of a Stock Option; provided that, with respect to any promissory note given as payment or partial payment for the exercise of an ISO, all terms of such note shall be determined at the time a Stock Option is granted and set forth in the Option Agreement. The Subcommittee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guaranty loans to a Participant by a third party, including in connection with broker assisted cashless exercises. The foregoing notwithstanding, a Participant shall pay at least the par value of the Common Stock to be acquired upon exercise of a Stock Option in the form of lawful consideration under the Delaware General Corporation Law prior to issuance of such shares.

         7.4 STOCK RESTRICTION AGREEMENT. The Subcommittee may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which the Stock Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

         7.5 TERMINATION OF EMPLOYMENT BEFORE EXERCISE. If a Participant's employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Participant's disability, any ISO then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months. If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any ISO then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of one year (but in no


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event beyond ten years from the date of grant of the ISO). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect. The period and extent to which an NSO may be exercised following termination of employment shall be determined by the Subcommittee.

         7.6 GRANT OF SUPPLEMENTAL BONUSES. The Subcommittee, either at the time of grant or at any time prior to exercise of any NSO or Limited Right, may provide for a Supplemental Bonus from the Company or Participating Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under an NSO, or a specified number of Limited Rights which may be or become exercisable. A Supplemental Bonus shall be automatically payable upon the exercise of the NSO or Limited Right with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him upon the exercise of the NSO or upon the exercise of such Limited Right, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus, all as determined by the Subcommittee. The Subcommittee may, in its discretion, elect to pay any part or all of the Supplemental Bonus in: (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock; provided that bonuses payable in respect of Limited Rights shall be payable only in cash. The Subcommittee's election shall be made by giving written notice to the Participant not later than 90 days after the related exercise, which notice shall specify the portion which the Subcommittee elects to pay in cash, shares of Common Stock or a combination thereof. In the event any portion is to be paid in shares of Common Stock, the number of shares to be delivered shall be determined by dividing the amount which the subcommittee elects to pay in shares of Common Stock by the Fair Market Value of one share of Common Stock on the date of exercise. Any fractional share resulting from any such calculation shall be disregarded. Said shares, together with any cash payable to the Participant, shall be delivered within said 90-day period.

         7.7 OPTION VESTING UPON CHANGE OF CONTROL OF THE COMPANY. In the event of a Change of Control of the Company, the vesting of Stock Options granted pursuant to the Plan shall automatically be accelerated, so that all Stock Options outstanding at the time of such Change of Control will be exercisable immediately except as otherwise provided in Section 2.1.

         7.8 STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Subcommittee, be granted either alone or in addition to, in tandem with, or in substitution for, any other award granted under the Plan or any other plan of the Company or any Participating Subsidiary or any other right of a Participant to receive payment from the Company or any Participating Subsidiary. If an award is granted in substitution for another such award, the Committee shall require the surrender of such other award in consideration for the grant of the new award. Awards granted in addition to or in tandem with other awards may be granted either as of the same time as or a different time from the grant of such other awards. The per share Option Price of any Stock Option:

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                  (A) Granted in substitution for an outstanding award shall be not less than the lesser of the Fair Market Value of a share of Common Stock at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the fair market value (as determined by the Subcommittee) at that date of the award required to be surrendered by the Participant as a condition to receipt of the substitute award; or

                  (B) Retroactively granted in tandem with an outstanding award shall be not less than the lesser of the Fair Market Value of a share of Common Stock at the date of grant of the later award or at the date of grant of the earlier award.

Except for the Option Price required to be paid upon the exercise of Stock Options and except as provided in this Section 7.8, only services may be required as consideration for the grant of any award under the Plan.

VIII.    LIMITED RIGHTS

         8.1 GRANT OF LIMITED RIGHTS. The Subcommittee may in its discretion grant Limited Rights to a Participant concurrently with the grant of each ISO or at any time with respect to any NSO. Such Limited Rights shall be exercisable with respect to the number of shares of Common Stock which are, or may become, purchasable under any such Stock Option. The Subcommittee may, in its discretion, specify the terms and conditions of such rights, including without limitation the date or dates upon which such rights shall expire and become void and unexercisable, except that Limited Rights granted with respect to an ISO shall only be exercisable, and shall expire, at the time or times the ISO is exercisable and expires, respectively. In any event, a Limited Right shall not be exercisable within six months from the date of grant of the Limited Right. Each Participant to whom Limited Rights are granted shall be given written notice advising him of the grant of such rights and specifying the terms and conditions of the rights, which shall be subject to all the provisions of this Plan.

         8.2 EXERCISE OF LIMITED RIGHTS. Subject to the limitations set forth in
Section 8.1, a Limited Right may be exercised only during the period beginning on the first day following the occurrence of a Change of Control and ending on the sixtieth day following such date; provided, however, that if the Change of Control occurs prior to the expiration of six months after the date of grant of a Limited Right, then such Limited Right shall be exercisable for a period of 60 days following expiration of such six-month period. Upon the occurrence of a tender or exchange offer constituting a Change of Control, a Limited Right may be exercised in such manner regardless of whether the Board supports or opposes such tender or exchange offer. A Participant shall exercise his Limited Rights by delivering a written notice to the Subcommittee specifying the number of shares with respect to which he exercises Limited Rights and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Stock Option. If a Participant exercises Limited Rights, payment of his Limited Rights shall be made in accordance with Section 8.3 on or before the thirtieth day after the date of exercise of the Limited Rights. A Limited Right shall remain exercisable during the exercise periods specified in accordance with Section 8.1 and this Section in the event of a termination of employment of the Participant holding the Limited Right after a Change of Control. Notwithstanding the above, upon


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a termination of the employment of the holder of the Limited Right before the occurrence of any Change of Control, the Limited Right shall expire immediately.

         8.3 FORM OF PAYMENT. If a Participant elects to exercise Limited Rights as provided in Section 8.2, the Company shall pay to the Participant in cash the amount set forth in Section 2.7 hereof, calculated with respect to the shares as to which the Participant has exercised Limited Rights, within thirty days of the date of exercise of the Limited Rights. If such amount is not paid in full within the prescribed period, the Company shall be liable to such Participant for the costs of collection of such amount, including attorney's fees.

         8.4 TERMINATION. When a Limited Right is exercised, the Stock Option to which it relates, if any, shall cease to be exercisable to the extent of the number of shares of Common Stock with respect to which such Limited Right was exercised. Upon the exercise or termination of a Stock Option, any Limited Right granted with respect thereto shall terminate to the extent of the number of shares as to which such Stock Option was exercised or terminated.

IX.      NO CONTRACT OF EMPLOYMENT

         Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article IX shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

X.        NO RIGHTS AS A STOCKHOLDER

         A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option, until such Stock Option is exercised. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

XI.       NON-TRANSFERABILITY

         No Stock Option, Limited Right or Supplemental Bonus right granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, and any ISO shall be exercisable, during his lifetime, only by him. In the event of a Participant's death, the Stock Option or any Limited Right or Supplemental Bonus right may be exercised by the Personal Representative of the Participant's estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

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XII.     COMPLIANCE WITH RULE 16B-3

It is the intent of the Company that the Plan comply in all respects with Rule l*b-3 under the Exchange Act in connection with any award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of the Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

XIII.    AMENDMENT

         The Company by action of the Board may amend, modify or terminate this Plan at any time or, by action of the Subcommittee may amend, modify or terminate any outstanding Option Agreement, except that any such amendment, modification or termination of the Plan shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable. Moreover, no action may be taken by the Company without the consent of the affected Participant which will materially impair the rights of any Participant under any award then outstanding or which will prevent an ISO from continuing to qualify under Section 422 of the Code.

XIV.      REGISTRATION OF OPTIONED SHARES

         No Stock Option shall be exercisable unless the Company's sale of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the Company's sale of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and unless, in the opinion of such counsel, such sale would be exempt from the registration or qualification requirements of applicable state securities law.

XV.      WITHHOLDING TAXES

         The Company or a Participating Subsidiary may take such steps as the Subcommittee may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option, Limited Right or Supplemental Bonus, and to take such other action as the Subcommittee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of tax liabilities in excess of such withholding obligations relating to any such award. This authority shall include authority to withhold or receive shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

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XVI.     FINANCING ARRANGEMENTS

         The Subcommittee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the exercise, and the disposition of shares acquired upon exercise of Stock Options or Supplemental Bonuses, including, without limitation, arrangements for the simultaneous exercise of Stock Options (including a related Supplemental Bonus), and sale of the shares acquired upon such exercise.

XVII.    NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

XVIII.     EFFECTIVE DATE

         This Plan was adopted by the Board of Directors and became effective on December 19, 1997 and was approved by the Company's stockholders at the stockholders' meeting in 1997 by the affirmative votes of the holders of a majority of shares present in person or represented by proxy, and entitled to vote at such meeting, or any adjournment thereof, or by the written consent of the holders of a majority of shares entitled to vote, in each case in accordance with applicable provisions of the Delaware General Corporation Law. Any Stock Options, Limited Rights, or Supplemental Bonus granted under the Plan prior to such approval of stockholders shall be effective when granted (unless, with respect to any such award, the Subcommittee specifies otherwise at the time of grant), but no such award may be exercised prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such award shall be canceled. No ISO shall be granted subsequent to ten years after the effective date of the Plan. Unless earlier terminated by the Board, the Plan shall terminate when no shares of Common Stock remain reserved and available for issuance and the Company has no further obligation with respect to any award granted under the Plan.

                                                               DECEMBER __, 1997



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                             1997 STOCK OPTION PLAN

                EMPLOYEE STOCK OPTION AND LIMITED RIGHT AGREEMENT


         Agreement made as of ___________________ by and between CHAMPIONSHIP AUTO RACING TEAMS, INC. (the "Company") and __________________ (the "Employee").

         It is hereby agreed as follows:

         1. GRANT OF OPTION AND LIMITED RIGHT; CONSIDERATION. The Company hereby confirms the grant, pursuant to Section VII of the Company's 1997 Stock Option Plan (the "Plan"), to the Employee on ________________ of a nonqualified stock option to purchase up to _______ shares of the Company's Common Stock, par value $0.01 per share (the "Shares"), at an exercise price of $_____ per share (the "Option"), together with the grant of a Limited Right pursuant to Section VIII of the Plan (the "Limited Right"). The Option granted hereunder is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The terms of the Option and Limited Right are subject to adjustment in certain circumstances, as provided in the Plan.

         The Employee shall be required to pay no consideration for the grant of the Option and Limited Right, except for his agreement to serve as an employee of the Company or any subsidiary and other agreements set forth herein. No right to a Supplemental Bonus is granted hereunder.

         2. INCORPORATION OF PLAN BY REFERENCE. The Option and Limited Right have been granted to the Employee under the Plan, a copy of which is attached hereto. All of the terms, conditions, and other provisions of the Plan are hereby incorporated by reference into this Employee Stock Option and Limited Right Agreement (the "Agreement"). Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

         3. OTHER OPTION TERMS. Subject to all of the terms and conditions of the Plan and this Agreement, including acceleration of exercisability in the event of a Change of Control (as provided under Section 7.7 of the Plan), the Employee may purchase up to ______ Shares upon exercise of this Option on or after ______________, 1998, an additional ________ Shares upon exercise of this Option on or after _____________, 1999, and the remaining _______ Shares upon exercise of this Option on or after __________ , 2000.

         This Option, to the extent it or the related Limited Right has not been previously exercised, shall expire at 5:00 p.m. (Pacific Time) on ___________, 2007 or, if earlier, at 5:00 p.m. (Eastern Time):

         (i) on the date 12 months after the Employee ceases to be employed by the Company or any Subsidiary due to death, disability, retirement at normal retirement age, early retirement with the consent of the Subcommittee, or due to involuntary termination by the Company;

         (ii) on the date of termination in the event the Employee ceases to be employed by the Company or any Subsidiary due to termination for "cause," as hereinafter defined; or

         (iii) on the date 12 months after termination in the event the Employee ceases to be employed by the Company or any Subsidiary due to termination by mutual agreement of the Company and the Employee, provided that Employee enters into a termination agreement in form and substance satisfactory to the Subcommittee; or

         (iv) on the date three months after the Employee ceases to be employed by the Company or any Subsidiary in the event of termination for any reason other than those set forth in (i) or (ii) above;

PROVIDED, HOWEVER, that, except in the case of a termination subject to (iii) above, the Option shall be exercisable after the date of such termination of Employee's employment only to the extent the Option was exercisable at the date of such termination.

The term "cause" when referring to termination by Company means only the following and any other termination shall be without cause:

         Employee's gross dereliction of his duties; (ii) theft or misappropriation of any property of Company by Employee or (iii) violation by Employee of the provisions of this Agreement; provided that, termination for violation by Employee of the provisions of this Agreement shall occur only after 30 days' advance written notice by Company to Employee containing reasonably specific details of the alleged breach and failure to cure the same within such 30 day period.

         The Option may be exercised in whole or in part (to the extent then exercisable) by delivery to and receipt by the Secretary of the Company at 755
W. Big Beaver, Suite 800, Troy, MI 48084, of a written notice, signed by the Employee, specifying that this Option is being exercised for the number of Shares which the Employee wishes to purchase, accompanied by payment in full of the exercise price in cash (including by check) or by surrender of shares of Common Stock acquired by the Employee at least six months prior to the exercise date (if the repurchase of shares by the Company is then permissible under applicable law), or a combination of a cash payment and such a surrender of shares, by means of a broker-assisted cashless exercise to the extent then permitted under Rules and Regulations adopted by the Subcommittee, or in such other manner as may then be permitted under Rules and Regulations adopted by the Subcommittee. As soon as practicable after the valid exercise of the Option, the Company shall deliver to the Employee one or more stock certificates representing the Shares so purchased, with any requisite legend affixed.

         4. OTHER TERMS OF THE LIMITED RIGHT. The Limited Right may only be exercised during the limited period of time following a Change of Control specified in the Section VIII of the Plan, and subject to the restrictions set forth therein. The Limited Right may be exercised in whole or in part (to the extent then exercisable) by delivery to and receipt by the Secretary of the Company at the address set forth above of a written notice, signed by the Employee, specifying that the Limited Right is being exercised with respect to a specified number of Shares subject to the Option. The exercise of the Limited Right with respect to an Option shall be deemed a surrender and cancellation of the Option or portion of the Option with respect to which the Limited Right is exercised, and the Limited Right shall not be exercisable with respect to any portion of an Option that has previously been exercised or surrendered or has previously expired. Payment of cash to the Employee upon exercise of the Limited Right shall be made in accordance with Section 8.3 of the Plan.

         Other provisions of the Agreement notwithstanding, the Employee, if he is then subject to Section 16(b) of the Exchange Act, may not exercise a Limited Right at any time that such exercise would cause such Employee to actually incur short-swing profits liability under Section 16(b).

         5. NON-TRANSFERABILITY. No right or interest of the Employee in the Option or related Limited Right shall be pledged, encumbered, or hypothecated to or in favor of any third party or shall be subject to any lien, obligation, or liability of the Employee to any third party. The Option and related Limited Right shall not be transferable to any third party by the Employee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974 ("ERISA").

         6. COMPLIANCE WITH LAWS AND REGULATIONS. The obligation of the Company to deliver Shares upon the exercise of this Option is conditioned upon compliance by the Employee and by the Company with all applicable laws and regulations, including regulations of federal and state agencies. If requested by the Company, the Employee shall provide to the Company, as a condition to the valid exercise of this Option and the delivery of any certificates representing Shares, appropriate evidence, satisfactory in form and substance to the Company, that he is acquiring the Shares for investment and not with a view to the distribution of the Shares or any interest in the Shares, and a representation to the effect that the Employee shall make no sale or other disposition of the Shares unless (i) the Company shall have received an opinion of counsel satisfactory to it in form and substance that such sale or other disposition may be made without compliance with registration or other applicable requirements of federal and state laws and regulations, or (ii) all steps required to comply with such laws and regulations in connection with the sale or other disposition of the Shares have been taken and all necessary approvals have been received. The certificates representing the Shares may bear an appropriate legend giving notice of the foregoing restrictions on transfer of the Shares, and any other restrictive legend deemed necessary or appropriate by the Subcommittee.

         7. TAX WITHHOLDING. Whenever Shares are to be delivered upon exercise of the Option or cash is to be paid upon exercise of a Limited Right, the Company shall be entitled to require as a condition of delivery or payment that the Employee remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state, and local withholding tax requirements relating thereto. The Employee will be entitled to elect to have the Company withhold from the Shares to be delivered upon the exercise of the Option, or to elect to deliver to the Company from shares of the Company's common stock owned separately by the Employee, a sufficient number of such shares to satisfy the Employee's federal, state, and local withholding tax obligations relating to the Option exercise to the extent then permitted under Rules and Regulations adopted by the Subcommittee and in effect at the time of the exercise of the Option. In such case, the Shares withheld or the shares surrendered will be valued at the Fair Market Value at the time of the exercise of the Option.

         8. EMPLOYEE BOUND BY PLAN. The Employee hereby acknowledges receipt of the attached copy of the Plan and agrees to be bound by all the terms and provisions thereof (as presently in effect or hereafter amended), and by all decisions and determinations of the Subcommittee.

         9. BINDING EFFECT: INTEGRATION: NO OTHER RIGHTS CREATED. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Option, and supersedes any prior agreements or documents with respect to the Option. No amendment, alteration, suspension, discontinuation or termination of this Agreement which may impose any additional obligation upon the Company or impair the rights of the Employee with respect to the Option shall be valid unless in each instance such amendment, alteration, suspension, discontinuation or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and by the Employee. Neither this Agreement nor the grant of the Option and Limited Right shall constitute an employment agreement, nor shall either confer upon the Employee any right with respect to his continued status as a director of the Company. The Employee shall remain subject to termination of his status as a director to the same extent as though this Agreement did not exist and no grant of an Option or Limited Right were made.

                                     CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                     BY:
                                        --------------------------------------
                                     TITLE: President

                                     EMPLOYEE:

                                     ------------------------------------------

Attachment (copy of the Plan)